UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: December 15, 2022
Professional Holding Corp.
(Exact name of registrant as specified in its charter)

Florida	001-39215	46-5144312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

396 Alhambra Circle, Suite 255 Coral Gables, Florida,		33134
(Address of principal executive offices)		(Zip Code)
(786) 483-1757
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, par value $0.01 per share	PFHD	NASDAQ Stock Market, LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

A special meeting of the shareholders of Professional Holding Corp. (the “Company”) was held on December 15, 2022. The special meeting was held in order to vote upon the following proposals set forth in the Proxy Statement / Prospectus dated November 14, 2022: (i) to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of August 7, 2022, by and among Seacoast Banking Corporation of Florida, Seacoast National Bank, Professional Holding Corp. and Professional Bank (the “Merger Proposal”); and (ii) to consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger agreement (the “Adjournment Proposal”). At the special meeting, the Merger Proposal was approved by a majority of the outstanding shares of the Company’s Class A Common Stock. The Adjournment Proposal was approved by a majority of the votes cast.

As of November 4, 2022, the record date for the special meeting, there were 13,814,427 shares of the Company’s Class A Common Stock outstanding and eligible to be voted at the special meeting. 9,784,022 shares of Class A Common Stock were represented at the special meeting, which constituted a quorum to conduct business at the special meeting.

The votes on the proposals described above were as follows:

Proposal No. 1 - To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of August 7, 2022, by and among Seacoast Banking Corporation of Florida, Seacoast National Bank, Professional Holding Corp. and Professional Bank.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,767,800	4,358	11,864

Proposal No. 2 – To consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the merger agreement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,341,799	431,952	10,271

Item 9.01    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Holding Corp.

Date: December 20, 2022	By:	/s/ Michael C. Sontag
Michael C. Sontag
Corporate Secretary